Exhibit 99.1

Atlantic Acquisition Corp. Announces Date of Special Meeting of Shareholders and Record Date

NEW YORK, July 12, 2018 – Atlantic Acquisition Corp. (NASDAQ: ATACU, ATAC, ATACR) (“Atlantic”), announced today that it has set the date of its special meeting of shareholders to vote on the previously announced transaction with HF Group Holding Corporation, for Friday, August 10, 2018. The meeting will begin at 10:00 a.m. local time at the offices of Loeb & Loeb LLP, which are located at 345 Park Avenue, New York, New York 10154. The record date for those eligible to receive notice of and to vote at the special meeting of shareholders is July 16, 2018. Atlantic expects to mail its definitive proxy statement and related information regarding the transactions and the special meeting of stockholders on or about July 19, 2018.

About Atlantic Acquisition Corp.

Atlantic Acquisition Corp. is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. The Company’s efforts to identify a target business were not be limited to a particular industry or geographic region, although it intended to focus its efforts on seeking a business combination with a company or companies being operated by and/or serving ethnic minorities in the United States, especially within Asian-American communities in the consumer industry.

Important Notice Regarding Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements” including with respect to the pending business combination with HF (as defined below). Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Atlantic, including those set forth in the Risk Factors section of Atlantic’s annual report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission (“SEC”). Copies are available on the SEC’s website, www.sec.gov. Atlantic undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Participants in Solicitation

HF Group Holding Corporation (“HF”), Atlantic Acquisition Corp. (“Atlantic”) and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Atlantic common stock in respect of the proposed transaction. Information about Atlantic’s directors and executive officers and their ownership of Atlantic’s common stock is set forth in Atlantic’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing.  Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Additional Information and Where to Find It

In connection with the transaction with HF, Atlantic has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Atlantic will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF ATLANTIC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ATLANTIC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATLANTIC, HF AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Atlantic with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Atlantic Acquisition Corp., 1250 Broadway, 36th Floor, New York, NY 10001.

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